Exhibit 99.1

First Light Acquisition Group Announces NYSE Approval for Listing of Business Combination with Calidi Biotherapeutics and Additional New Capital Commitments

Business combination transaction with Calidi Biotherapeutics anticipated to be completed on September 12, 2023

Gross proceeds made available to Calidi Biotherapeutics from transaction will total approximately $28 million, including funds held in First Light Acquisition Group’s trust account before deducting transaction expenses and debt repayments

In addition, Calidi secured a forward purchase agreement for up to $10 million with a consortium including Meteora Capital LLC, Great Point Capital LLC, and Funicular Funds, LP

Listed company to be named Calidi Biotherapeutics, Inc.

Common stock and warrants approved for listing on the New York Stock Exchange American under the ticker symbols “CLDI” and “CLDI WS,” respectively; expected to begin trading on September 13, 2023

NEW YORK, September 11, 2023 (GLOBE NEWSWIRE) — First Light Acquisition Group, Inc. (NYSE: FLAG) (“FLAG”) today announced that it anticipates completing its business combination with Calidi Biotherapeutics on September 12, 2023. The common stock and warrants of Calidi have been approved for listing on the New York Stock Exchange American under the ticker symbols “CLDI” and “CLDI WS,” respectively, and are expected to commence trading on September 13, 2023. FLAG shareholders approved the transaction on September 1, 2023, following approval by Calidi shareholders. Calidi’s existing management team, including Chief Executive Officer and Chairman, Allan Camaisa, will lead the combined company.

As a result of this business combination, gross proceeds made available to Calidi Biotherapeutics, prior to the payment of transaction expenses and debt repayments, are approximately $28 million, which consists of $25 million in a private capital raise, cash proceeds of approximately $1 million from FLAG’s trust account, and approximately $2 million in PIPE and non-redemption agreements. Estimated transaction expenses and debt repayments include approximately $13 million and, in addition thereto, a $5 million working capital adjustment for expenses incurred prior to closing. In addition, Calidi announced a forward purchase agreement with a consortium including Meteora Capital LLC, Great Point Capital LLC, and Funicular Funds, LP for up to $10 million.

The description of the business combination contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the U.S. Securities and Exchange Commission. A more detailed description of the terms of the transaction has been provided in a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission by First Light Acquisition Group.

Advisors

Brookline Capital Markets, a Division of Arcadia Securities, LLC, acted as placement agent for the private capital raise, a Calidi Series B Preferred Stock Financing, and as an advisor to First Light Acquisition Group, Inc. Lewis Brisbois Bisgaard & Smith LLP acted as legal counsel to Calidi. Weil, Gotshal & Manges LLP acted as legal counsel to FLAG.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Calidi will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Calidi’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FLAG, Calidi, the combined company or others following the announcement of the Business Combination, the PIPE Investment proposed to be consummated concurrently with the Business Combination, and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FLAG, the inability to complete any PIPE Investment or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Calidi as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Calidi competes; the inability of Calidi to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of potential global conflicts (including the current conflict in Ukraine) may have on capital markets or on Calidi’s or FLAG’s business; the impact of the COVID-19 pandemic on Calidi’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FLAG’s final prospectus dated September 9, 2021 and Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and the risks and uncertainties indicated in the Registration Statement and the definitive proxy statement delivered to FLAG’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FLAG.

Additional Information and Where to Find It

FLAG has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a definitive proxy statement of FLAG, and a prospectus in connection with the proposed business combination transaction involving FLAG and Calidi. The definitive proxy statement and other relevant documents have been mailed to FLAG shareholders as of July 11, 2023, the record date established for voting on the Business Combination. FLAG securityholders and other interested persons are advised to read the definitive proxy statement/prospectus, in connection with FLAG’s solicitation of proxies for the special meeting because these documents will contain important information about FLAG, Calidi, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FLAG, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278, Reston, VA 20190.

Participants in the Solicitation

FLAG and Calidi and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. FLAG shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of FLAG in FLAG’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from FLAG’s shareholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that FLAG intends to file with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, FLAG or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact ir@firstlightacquisition.com